SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 01/25/97
                        (Date of earliest event reported)


                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C3
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C3
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                      JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C3


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C3
                                  (Registrant)

Date: 01/25/97

  By:
  Name David Shepherd
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee

J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1996-C3
B213

Trustee's Report to Certificateholders
                                              Payment Date:    January 25, 1997

                                                                      Ending
          Certificate     Interest    Principal       Interest        Balance
Class     Rate            Type        Distribution    Distribution    Factor
                                                                                                                     Re
Regular
A1        0.07330000      Fixed       2.52669         6.01736         0.98258
A1X*      0.01014900      Variable    0.00000         0.83315         0.98258
A2        0.07330000      Fixed       0.00000         6.10833         1.00000
A2X*      0.01014900      Variable    0.00000         0.84575         1.00000
B         0.08089900      Variable    0.00000         6.74158         1.00000
BCX*      0.00178561      Fixed       0.00000         0.14880         1.00000
C         0.08236900      Variable    0.00000         6.86408         1.00000
D         0.08344900      Variable    0.00000         6.95408         1.00000
E         0.08344900      Variable    0.00000         6.95408         1.00000
F         0.08344900      Variable    0.00000         6.95408         1.00000
G         0.08344900      Variable    0.00000         6.95408         1.00000
NR        0.08344900      Variable    0.00000         6.89612         1.00000
R-I       0.00000000      N/A         0.00000         0.00000         0.00000
R-II      0.00000000      N/A         0.00000         0.00000         0.00000
R-III     0.00000000      N/A         0.00000         0.00000         0.00000

Class BCX Components
BCX-B*    0.00255000      Fixed       0.00000         0.21250         1.00000
BCX-C*    0.00108000      Fixed       0.00000         0.09000         1.00000
* Notional Class


          Principal    Principal    Interest        Interest     Total
Class     Payable      Adjustments  Payable         Adjustments  Payable
Regular
A1        404,270.93   0.00         962,777.72      0.00         1,367,048.65
A1X*      0.00         0.00         133,304.65      0.00         133,304.65
A-2       0.00         0.00         688,018.23      0.00         688,018.23
A2X*      0.00         0.00         95,261.90       0.00         95,261.90
B         0.00         0.00         162,175.53      0.00         162,175.53
BCX*      0.00         0.00         7,457.30        0.00         7,457.30
C         0.00         0.00         178,878.01      0.00         178,878.01
D         0.00         0.00         97,579.70       0.00         97,579.70
E         0.00         0.00         55,757.84       0.00         55,757.84
F         0.00         0.00         181,223.41      0.00         181,223.41
G         0.00         0.00         125465.57       0.00         125,465.57
NR        0.00         0.00         82,978.85       0.00         82,978.85
R-I       0.00         0.00         0.00            0.00         0.00
R-II      0.00         0.00         0.00            0.00         0.00
R-III     0.00         0.00         0.00            0.00         0.00

Total     404,270.93   0.00         2,770,878.71    0.00         3,175,149.64

Class BCX Components
BCX-B*    0.00         0.00         5,111.90        0.00         5,111.90
BCX-C*    0.00         0.00         2,345.40        0.00         2,345.40
* Notional Class




                                          Current         Cum Outstanding

Principal Advances                        10,299.66       14,853.75
Interest Advances                         81,331.74       110,680.98
Total Advances                            91,631.40       125,534.73

Servicing Advances                        0.00            0.00

Current Interest on Advances                              694.00
Cumulative Interest on Advances                           0.00

Master Servicing Fee                                      9,963.83
Primary Servicing Fee                                     27,392.80




          Beginning        Principal       Realized     Principal     Net Principal   Ending
Class     Balance          Payable         Loss/CVA     Adjustment    Payments        Balance
A1        157,617,089.28   404,270.93      0.00         0.00          404,270.93      157,212,818.35
A1X*      157,617,089.28   0.00            0.00         0.00          0.00            157,212,818.35
A2        112,636,000.00   0.00            0.00         0.00          0.00            112,636,000.00
A2X*      112,636,000.00   0.00            0.00         0.00          0.00            112,636,000.00
C         24,056,000.00    0.00            0.00         0.00          0.00            24,056,000.00
BCX*      50,116,000.00    0.00            0.00         0.00          0.00            50,116,000.00
C         26,060,000.00    0.00            0.00         0.00          0.00            26,060,000.00
D         14,032,000.00    0.00            0.00         0.00          0.00            14,032,000.00
E         8,018,000.00     0.00            0.00         0.00          0.00            8,018,000.00
F         26,060,000.00    0.00            0.00         0.00          0.00            26,060,000.00
G         18,042,000.00    0.00            0.00         0.00          0.00            18,042,000.00
NR        12,031,989.00    0.00            0.00         0.00          0.00            12,031,989.00
R-I       0.00             0.00            0.00         0.00          0.00            0.00
R-II      0.00             0.00            0.00         0.00          0.00            0.00
R-III     0.00             0.00            0.00         0.00          0.00            0.00

Total     398,553,078.28   404,270.93      0.00         0.00          404,270.93      398,148,807.35

Class BCX Components
BCX-B*    24,056,000.00    0.00            0.00         0.00          0.00            24,056,000.00
BCX-C*    26,060,000.00    0.00            0.00         0.00          0.00            26,060,000.00
* Notional Class




          Accrued        CVA             Prepayment     Interest       Prior Unpaid        Current Unpaid
Class     Interest       Interest Amount Premium        Shortfall      Interest Recovered  Interest
A1        962,777.72     0.00            0.00           0.00           0.00                0.00
A1X*      133,304.65     0.00            0.00           0.00           0.00                0.00
A2        688,018.23     0.00            0.00           0.00           0.00                0.00
A2X*      95,261.90      0.00            0.00           0.00           0.00                0.00
B         162,175.53     0.00            0.00           0.00           0.00                0.00
BCX*      7,457.30       0.00            0.00           0.00           0.00                0.00
C         178,878.01     0.00            0.00           0.00           0.00                0.00
D         97,579.70      0.00            0.00           0.00           0.00                0.00
E         55,757.84      0.00            0.00           0.00           0.00                0.00
F         181,223.41     0.00            0.00           0.00           0.00                0.00
G         125,465.57     0.00            0.00           0.00           0.00                0.00
NR        83,671.45      0.00            0.00           0.00           0.00                697.42
R-I       0.00           0.00            0.00           0.00           0.00                0.00
R-II      0.00           0.00            0.00           0.00           0.00                0.00
R-III     0.00           0.00            0.00           0.00           0.00                0.00

Total     2,771,571.31   0.00            0.00           0.00           0.00                697.42

Class BCX Components
BCX-B*    5,111.90       0.00            0.00           0.00           0.00                0.00
BCX-C*    2,345.40       0.00            0.00           0.00           0.00                0.00
* Notional Class




Cumulative Unpaid   Net
Interest            Interest

0.00               962,777.72
0.00               133,304.65
0.00               688,018.23
0.00               95,261.90
0.00               162,175.53
0.00               7,457.30
0.00               178,878.01
0.00               97,579.70
0.00               55,757.84
0.00               181,223.41
0.00               125,465.57
697.42             82,974.03
0.00               0.00
0.00               0.00
0.00               0.00

697.42             2,770,873.89


0.00               5,111.90
0.00               2,345.40